EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Trimeris, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                         /s/       KPMG PEAT MARWICK LLP

Raleigh, North Carolina
September 5, 1997